                                                                      Exhibit 24


                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  2/24/98                                       /s/  A. C. Bersticker
------------------                           -------------------------------
Date                                         Albert C. Bersticker
                                             Director

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  Feb. 23, 1998                                 /s/   Brent D. Baird
------------------                           -------------------------------
Date                                         Brent D. Baird
                                             Director

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  2/26/98                                       /s/  D. H. Kelsey
------------------                           -------------------------------
Date                                         David H. Kelsey
                                             Vice President and Chief Financial
                                                  Officer

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  2/26/98                                       /s/  John D. Weil
------------------                           -------------------------------
Date                                         John D. Weil
                                             Director

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  March 2, 1998                                 /s/  John N. Lauer
------------------                           -------------------------------
Date                                         John N. Lauer
                                             President and Chief Executive
                                             Officer and Director

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  2/24/98                                       /s/  James T. Bartlett
------------------                           -------------------------------
Date                                            James T.Bartlett
                                                Director

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  2/26/98                                       /s/  Malvin E. Bank
------------------                           -------------------------------
Date                                         Malvin E. Bank
                                             Director

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  Feb. 27, 1998                                /s/  R. Thomas Green, Jr.
------------------                           -------------------------------
Date                                         R. Thomas Green, Jr.
                                             Chairman of the Board and Director

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  2/27/98                                       /s/ Ralph D. Ketchum
------------------                           -------------------------------
Date                                         Ralph D. Ketchum
                                             Director

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  2-26-98                                      /s/  William G. Bares
------------------                           -------------------------------
Date                                         William G. Bares
                                             Director

                                POWER OF ATTORNEY

                  WHEREAS, OGLEBAY NORTON HOLDING COMPANY, an Ohio corporation ("Holding Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Holding Company that will be issued in connection with an Agreement and Plan of Merger ("Agreement"). That Agreement provides that Oglebay Norton Company, a Delaware corporation ("Oglebay Norton"), will become a wholly-owned subsidiary of Holding Company and the shares of common stock of Oglebay Norton will be converted into common shares of Holding Company.

                  NOW, THEREFORE, the undersigned hereby appoints David G. Slezak, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement and any amendments thereto, hereby giving said attorney full authority to perform all acts necessary or desirable thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney prior to the filing of the above-referenced Form S-4.



  2/24/98                                       /s/  W. G. Pryor
------------------                           -------------------------------
Date                                         William G. Pryor
                                             Director